UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

As reported below, at the 2023 Annual Meeting of Stockholders, the stockholders of Moody’s Corporation (the “Company”) approved the amendment and restatement of the Amended and Restated Moody’s Corporation 2001 Key Employees’ Stock Incentive Plan (the “2001 Plan”), which increased the number of shares authorized for issuance under the 2001 Plan by 4.0 million shares (subject to adjustment in accordance with the terms of the 2001 Plan) and extended the term of the Plan until the tenth anniversary of the date of stockholder approval. The amendment and restatement of the 2001 Plan is described in more detail in the Company’s 2023 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 8, 2023 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2001 Plan, which is attached hereto as Exhibit 10.1.

Item 5.07, “Submission of Matters to a Vote of Security Holders”

The voting results for the matters voted on at the 2023 Annual Meeting of Stockholders held on April 18, 2023 are as follows:

1.	Ten directors were elected to serve one-year terms expiring at the Company’s 2024 Annual Meeting of Stockholders as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jorge A. Bermudez	151,772,759	8,102,954	76,340	7,945,578
Thérèse Esperdy	157,782,610	2,094,431	75,012	7,945,578
Robert Fauber	159,034,376	832,390	85,287	7,945,578
Vincent A. Forlenza	153,293,547	6,550,375	108,131	7,945,578
Kathryn M. Hill	155,173,705	4,704,629	73,719	7,945,578
Lloyd W. Howell, Jr.	156,563,286	3,301,893	86,874	7,945,578
Jose M. Minaya	158,950,063	917,852	84,138	7,945,578
Leslie F. Seidman	155,311,437	4,553,809	86,807	7,945,578
Zig Serafin	157,578,136	2,294,212	79,705	7,945,578
Bruce Van Saun	156,290,552	3,582,026	79,475	7,945,578

2.	The amendment and restatement of the 2001 Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,131,029	10,166,754	654,270	7,945,578

3.	The ratification of KPMG LLP as the independent registered public accounting firm of the Company for the year 2023 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,891,206	2,968,660	37,765	—

4.	The advisory resolution approving executive compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,699,109	9,522,438	2,730,506	7,945,578

5.	Votes on the advisory resolution on the frequency of future advisory resolutions approving executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
158,286,343	264,507	1,258,555	142,648	7,945,578

In light of these voting results, the Company plans to hold future advisory votes approving executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors (the “Board”) of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Item 7.01, “Regulation FD Disclosure”

In connection with the retirement of Raymond W. McDaniel, Jr. as Chairman of the Board at the 2023 Annual Meeting of Stockholders, the Board appointed Vincent A. Forlenza to serve as Chairman.

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

10.1	Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: April 21, 2023

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